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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) MAY 27, 1999 (MAY 27, 1999)
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                              OUTDOOR SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    1-3275                86-0736400
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(State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)             File Number)        Identification No.)


2502 NORTH BLACK CANYON HIGHWAY, PHOENIX, ARIZONA                     85009
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code      (602) 246-9569
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                                 NOT APPLICABLE
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         (Former Name of Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

     On May 27, 1999, the Registrant announced that it had entered into a merger agreement with Infinity Broadcasting Corporation under which the Registrant's stockholders will receive 1.25 shares of Infinity stock for each share of Outdoor Systems stock they own. The transaction is valued at approximately $8.3 billion in stock and debt.

     In light of these developments, the Board of Directors of Outdoor Systems, Inc. has postponed indefinitely its 1999 Annual Meeting of Stockholders, which had been scheduled for 4 p.m. (PDT) on Thursday, May 27.

     The transaction is subject to certain conditions, including regulatory approvals and approval by the Registrant's stockholders.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   OUTDOOR SYSTEMS, INC.


Date: May 27, 1999                 By: /s/ BILL M. BEVERAGE
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                                       Bill M. Beverage
                                       Chief Financial Officer,
                                       Treasurer and Secretary


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